UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

MCPI, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54770	45-0704149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

454 SW Coast Highway, Newport, OR 97365
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  214-666-8364

__________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. Changes in Registrant’s Certifying Accountant.

MCPI, Inc. (the “Company”) has been informed that its auditors, Bongiovanni & Associates PA to L&L CPAS PA, changed its name effective December 31, 2015. The new name of the firm is L&L CPAS, PA.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 23, 2016, MCPI, Inc. (the “Company”) received the resignations of two directors, Carla Wienert and Robert Burch. Ms. Wienert also resigned as CEO.

On May 23, 2016, the majority shareholders of MCPI, Inc. (the “Company”), acting by majority written consent pursuant to the Company’s Bylaws, voted to remove Garrett Vogel as a director.

The remaining director, R. Wayne Duke, was appointed interim CEO and CFO.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On March 23, 2016, the Company received the written consent by a majority of the Company’s shareholders removing Garrett Vogel as a director and reducing the size of the Board to one.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2016	MCPI, INC.

/s/ R. Wayne Duke

R. Wayne Duke, CEO

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